EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Centurion Gold Holdings, Inc. (the "Company") on Form 10-KSB for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arthur
V. Johnson, CFO and Director and Principal Financial and Accounting Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          CENTURION GOLD HOLDINGS, INC.

                                          By: /s/ Arthur V. Johnson
                                              -------------------------------
                                              Arthur V. Johnson
                                              CFO and Director and Principal
                                              Financial and Accounting Officer
                                              July 28, 2005